UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI  Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

  (Name and address of agent for service)

(414) 226-4555

Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2010

FMI
Focus Fund
(fmiox)

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

Ted D. Kellner, CFA
October 8, 2010

Dear Fellow Shareholders:

According to noted stock market pundit, Mark Twain: “The worst month to invest in the stock market is September; other treacherous months include November, May, October, April, December, June, August, March, January, February and July.”  Given that the market as measured by the S&P 500 was up 8.92%(1) in the month of September, and was the best September in 57 years, Mr. Twain may need to reassess his stock market forecasting capabilities!  In the last several months, investors have grappled with a host of worries including uncontrolled federal spending, soaring budget deficits, the onset of a possible double dip recession, staggering new regulations with an avalanche of bills coming out of Washington, and an anti-business bias that seems virtually unprecedented.  Against this onslaught of negatives, the Russell 2000 gained 11.29%(2) for the September quarter and 9.12% calendar year-to-date. The FMI Focus Fund bested those numbers and advanced 12.60%(3) in the third quarter and 12.60% calendar year-to-date.

With this tsunami of negatives, it may not come as a surprise that investors have left equity mutual funds in droves redeeming over $57 billion since May of 2010; as fixed income investors have purchased a staggering $590 billion of bond funds since the end of 2008; the greatest inflow into fixed income investments in over 25 years. One certainly has to question the mass migration from equities to fixed income given most investors penchant to chase the “hot” performing asset class. While the landscape is littered with a litany of reasons to be concerned about this environment it is also, we believe, an opportunistic time to increase one’s equity investments.

In the attached shareholder letter, Rick details some of the attractive securities he and his investment team have unearthed in recent months that have contributed to the strong performance of the FMI Focus Fund and also, some of the new and existing purchases in the last several months.

With market volatility such as we’ve experienced in the last year, while frustrating, it does offer long-term investors the opportunities to make prudent, long-term investments. That is the environment that we find ourselves in today. Thank all of you for your investment and commitment in the FMI Focus Fund.  We believe the portfolio that Rick and his team have assembled will serve all of us well in the months and years ahead.

Sincerely,

Ted D. Kellner, CFA
Executive Chairman
Fiduciary Management, Inc. (Adviser)

(1)	The S&P 500 Index’s one-year and annualized five- and ten-year returns through September 30, 2010 were: 10.16%, 0.64% and -0.43%, respectively.
(2)	The Russell 2000 Index’s one-year and annualized five- and ten-year returns through September 30, 2010 were: 13.35%, 1.60% and 4.00%, respectively.
(3)	The FMI Focus Fund’s one-year and annualized five- and ten-year returns through September 30, 2010 were: 16.21%, 5.41% and 4.15%, respectively.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555www.fmifunds.com

Richard J. Whiting   Richard E. Lane, CFA   Aaron J. Garcia, CFA   Faraz Farzam, CFA
Management Team
September 30, 2010

Dear Fellow Shareholders,

    This is the end of our fiscal year, and what a rollercoaster this year has been!  The Fund was up 3.21% in the December ‘09 quarter, up 10.50% in the March ‘10 quarter, down 9.51% in the June ‘10 quarter, and up 12.60% in the recently completed September quarter.  This brings our one-year performance back up to a positive 16.21%.  For comparison purposes, the Russell 2000 and Russell 2000 Growth Indices one-year performance returns are 13.35% and 14.79%, respectively.  If you feel like you have a serious case of whiplash, join the club!

    So, what explains this unusual amount of volatility and where do we go from here?  Well, the situation is not terribly different than when we wrote in the last shareholder letter dated July 1st when we talked about the aftershock affects from the 2008/2009 financial meltdown.  Investors continue to be very skittish about the investment environment and relatively weak economic rebound.  Throw in the

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
ITS INCEPTION (12/16/96) TO 9/30/10 AS COMPARED TO THE
RUSSELL 2000(1) AND THE RUSSELL 2000 GROWTH(2)

FMI Focus Fund
$76,027

Russell 2000(1)
$23,081

Russell 2000 Growth(2)
$16,230

Results From Fund Inception (12/16/96) Through 9/30/10
			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 9/30/10 From
	Last 3 Months	Year Ended 9/30/10	Years Ended 9/30/10	Years Ended 9/30/10	Fund Inception 12/16/96
FMI Focus Fund	12.60%	16.21%	5.41%	4.15%	15.85%
Russell 2000	11.29%	13.35%	1.60%	4.00%	6.25%
Russell 2000 Growth	12.83%	14.79%	2.35%	-0.13%	3.57%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance since the above time period may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.  As of the Fund’s Prospectus dated January 29, 2010, the Fund’s annual operating expense ratio is 1.33%.

intensely anti-business political rhetoric and nearly daily proclamations from the Federal Reserve about the potential need for more quantitative easing to fend off everything from a depression to the ravages of deflation, it is no wonder investors head for the hills every time an economic statistic comes out that suggests things are not improving on schedule.  That’s the thing about the economy, and business for that matter, it’s not linear!  There are ups and downs and investors need to recognize that, generally speaking, business conditions are getting better, though admittedly from a very depressed level.

In our portfolio, Brunswick Corp. (BC) is indeed selling more boats, and at less of a discount. Winnebago Industries, Inc. (WGO) is selling more motor homes.  Royal Caribbean Cruises Ltd. (RCL) is booking more reservations.  Slowly but surely, the forces of the business cycle are overwhelming fear and caution.  It is our belief that the elections this fall will usher in a more business-friendly environment and further enable the business cycle to work its magic.

The vast majority of our portfolio companies’ managements are telling us they need to hire but are reluctant until they see a few more positive data-points from an economic standpoint.  They also need greater clarity on the political/regulatory front.  We think, by year-end, they will have positive data points on both these fronts and start to hire, thus jumpstarting the cycle.

That being said, we are not expecting a sudden robust pickup.  Businesses still have to adjust to the burdens piled on them from the health care mandates across the board to other regulatory compliance issues in certain industries, like financial services. While this won’t be easy, equity prices are extremely depressed, particularly in a very low interest rate environment.  So, the competition for stocks is not very demanding.  Expectations are still very low.  Enormous amounts of capital have fled equities, feeding the bond market bubble.  Sooner or later, a lot of that money should come back as the environment gradually improves.

While this is a scary time for investors, it is also a good opportunistic time to be investing.  A very negative outlook is embedded in stock prices just as the worm is turning.  As I have often advised over the last year and a half, now is not the time to panic, now is the time to look for good investments when everyone is terrified.  The time to “panic” out of stocks is when your friends are bragging about gains!  The one very important caveat to this is in the unlikely event that voters actually send even more commerce unfriendly folk to Washington this fall!

Before we move on to the review of several portfolio companies, I would like to recognize Faraz Farzam for his excellent work on Citrix Systems, Inc. (CTXS), a huge winner for all of us, and Burger King Holdings Inc. (BKC), which was just bought out by a private equity group; Aaron Garcia for his work on Pactiv Corp. (PTV) which similarly has agreed to be acquired by private equity; Owen Hill for his work on Kinder Morgan Energy Partners, L.P. (KMP), which we recently sold for a terrific total return.  On a similar note, one of the stocks I cover, Hewitt Associates, Inc. (HEW), was merged this quarter with Aon Corp. (AON).  The hunt goes on.

One investment in our portfolio we have yet to discuss is Hologic, Inc. (HOLX).  Hologic is a healthcare company exclusively focused on women’s health.  The company has several divisions.  The first division, Breast Health, manufactures and sells digital mammography systems to hospitals and physician groups.  Digital mammograms have better workflow and detection characteristics than older film-based systems.  The second division, Diagnostics, sells products used in the detection of HPV and abnormal cervical cells that can be a precursor to cervical cancer.  This segment has a strong recurring revenue profile from the diagnostic reagents used in testing.  The third major division, GYN-Surgical, manufactures and sells a range of products for outpatient procedures such as endometrial ablation and female sterilization.  The company has an experienced management team with a vision to be the leading health company focused solutions for women’s specific health needs.

We first began buying stock in Hologic during 2008 as concerns on healthcare reform and a trough in the company’s product cycle drove the company’s valuation to a historic low.  At that time, Hologic also was perceived as a higher risk company through the recession due to its high debt burden.  Our thesis was that investors were underestimating the cash flow potential of the diagnostics business, which would provide sufficient coverage for debt service.  Further, many analysts were skeptical that Hologic could resurrect its top-line growth which was sagging due to a slowing in the digital mammography penetration.  We believed that the maturation of the company’s product pipeline would provide growth exiting the recession. We continued to build our position through the downturn and added opportunistically when there was an unexpected delay in Hologic’s most exciting new product, a tomosynthesis mammography system – a three-dimensional x-ray solution.

Recently, the FDA conducted a panel to determine the safety and efficacy of Hologic’s Tomo-platform, which enjoys a 12-18 month head start over competitors.  Hologic had a favorable outcome with the panel unanimously recommending the product for FDA approval.  Also, the other new products recently launched have shown great promise. We believe that Hologic can become a growth stock once more and will be rewarded with a significantly higher multiple than its current forward P/E of 13-times. We note that the company’s current state is not completely without risk, as patient visits across healthcare have lagged the recovery due to anemic job growth.  However, at this very attractive earnings yield, we believe further downside is limited and healthcare volume declines are likely cyclical rather than secular.

Another healthcare name we recently bought is Covance Inc. (CVD).  Covance is a premier provider of clinical research solutions to the pharmaceutical industry.  We first began buying the stock below $40 per-share as an overcapacity from the previous toxicology cycle caused several earnings misses and the stock was driven to very attractive levels.  We have always been a fan of both the management and the diversified business model of Covance, as well as the company’s track record of earnings growth and operational excellence.  Although this name is not without controversy, we believe many investors were overly pessimistic on Covance’s ability to control costs in the upcoming year. Our thesis is that management has the talent and the will to use strong cost management and a pristine balance sheet to manage earnings through a very difficult cycle without damaging the company’s long-term growth opportunities.  While it is still a very tough environment for clinical toxicology services, the company recently announced a stock buyback that we estimate will be 10% accretive to 2011 estimates.

During the quarter we closed the chapter on a very successful technology investment in software vendor Citrix Systems.  Historically, Citrix sold software solutions to small and medium sized businesses so their employees could access Microsoft Office programs like Word and Excel remotely or from branch offices.  Their tight partnership with software giant Microsoft assisted them in building a dominant franchise in deploying Microsoft’s productivity tools to millions of corporate PC users worldwide.  However, our investment thesis was predicated on Citrix exploiting this vast installed base by deploying a new product in one of the most important new technologies in the technology sector, Desk Top Virtualization (DTV). Put simply DTV allows businesses to vastly simplify the deployment of PC software, enhance security, and dramatically reduce the total cost of ownership for the thousands of employees that use personal computers within their organizations. We initially purchased stock during the tumultuous days of the downturn’s onset at prices in the low $20’s.  Citrix had all the qualities we look for: a strong balance sheet, good management, a dominant franchise with, what we felt, was a strong lead in an exciting, and large market opportunity. The last three quarters have been very strong.  As the market has recognized Citrix’s lead in desktop virtualization, it has awarded the company and the stock with a big valuation.  Late in the second quarter we sold out our position at prices close to $70 per share.

Other notable moves in the quarter included beefing up our position in Molex Inc. (MOLXA) following a convincing analyst’s day in Chicago.  We also added to our position in Chicago Bridge & Iron Co. (CBI), MKS Instruments, Inc. (MKSI), and Winnebago Industries, Inc. on weakness.  Finally, we initiated positions in Crocs, Inc. (CROX).

As I stated at the onset, this has been a rollercoaster of a year.  The Fund’s performance is a real testament to everyone at Broadview’s focus and dedication to our shareholders.  Thank you for your investment alongside us through a tumultuous year!

Kindest Regards,

Richard E. Lane, CFA
Portfolio Manager

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance since the above time period may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.  As of the Fund’s Prospectus dated January 29, 2010, the Fund’s annual operating expense ratio is 1.33%.

As of September 30, 2010, the security holdings mentioned in this report represented the following percentage of the Fund’s total assets:  Brunswick Corp. 1.0%, Chicago Bridge & Iron Co. 2.1%, Covance Inc. 0.8%, Crocs, Inc. 0.8%, Hologic, Inc. 1.6%, MKS Instruments, Inc. 2.1%, Molex Inc. 3.9%, Pactiv Corp. 1.4%, Royal Caribbean Cruises Ltd. 1.7%, and Winnebago Industries, Inc. 1.8%.  Securities named in this report, but not listed here are not held in the Fund as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

For more information about the FMI Focus Fund, call (800) 811-5311 for a free prospectus.  Please read the prospectus carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  The prospectus contains this and more information about the FMI Focus Fund.  Please read the prospectus carefully before investing.

Distributed by Rafferty Capital Markets, LLC

FMI Focus Fund
COST DISCUSSION

Industry Sectors as of September 30, 2010

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 4/01/10	Value 9/30/10	4/01/10-9/30/10
FMI Focus Fund Actual	$1,000.00	$1,018.90	$6.53
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.53

*
Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2010 and September 30, 2010).

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fiscal 2010 yielded a volatile continuation of the rebound from the March 2009 lows.  While the economy shows signs of recovery, legislation passed over the last two years leaves many people reluctant to invest in future growth.  We put cash to work and reaped rewards through strict adherence to our investment philosophy.  In the December 2009 quarter the Fund, led by our strongest performers Information Technology and Materials, yielded a return of 3.21% vs. 3.87% for the Russell 2000 Index.  In the March 2010 quarter, positive performance continued as the Fund gained 10.50% vs. 8.85% for the Russell 2000, due to continued strength in the Technology sector as well as a robust Consumer sector.  While we did sell some stocks reaching targets and raised cash, it was not enough to get away from the downturn in the March 2010 quarter.  Discussion about a double-dip recession and the BP oil spill added to fears as we lost 9.51% against the Russell 2000 loss of 9.92% in the June 2010 quarter.  Finally, in the most recent quarter, volatility continued in the front half, but optimism seems to be creeping in as investors may be starting to “book” the election results.  Consumer and Technology stocks contributed the most to our investment returns; however these results were weighed down by a prudent cash position and negative Health Care investments that are early in their recovery.  In the September 2010 quarter, the FMI Focus Fund returned 12.60% vs. 11.29% for the Russell 2000.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FMI Focus Fund, Russell 2000 Index(1) and Russell 2000 Growth Index(2)

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

AVERAGE ANNUAL TOTAL RETURN
1-Year	5-Year	10-Year
16.21%	5.41%	4.15%

FMI Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2010

ASSETS:
Investments in securities, at value (cost $369,806,460)	$425,383,760
Receivable from shareholders for purchases	1,371,935
Receivable from investments sold	549,053
Dividends receivable	287,214
Other receivable	226,665
Total assets	$427,818,627

LIABILITIES:
Payable to brokers for investments purchased	$2,987,768
Payable to shareholders for redemptions	338,803
Payable to adviser for management fees	311,427
Other liabilities	153,496
Total liabilities	3,791,494

NET ASSETS:
Capital Stock, $0.0001 par value; 100,000,000 shares authorized; 16,082,626 shares outstanding	417,028,248
Net unrealized appreciation on investments	55,577,300
Accumulated net realized loss on investments	(48,578,415)
Net assets	424,027,133
Total liabilities and net assets	$427,818,627

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($424,027,133 ÷ 16,082,626 shares outstanding)	$26.37

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 2010

Shares		Cost	Value
LONG-TERM INVESTMENTS — 91.8% (a)
COMMON STOCKS — 90.6% (a)

COMMERCIAL SERVICES SECTOR — 5.0%
	Advertising/Marketing Services — 1.9%
792,900	Interpublic Group of Companies, Inc.*	$3,664,310	$7,952,787
	Miscellaneous Commercial Services — 3.1%
307,230	Cardtronics, Inc.*	3,834,148	4,740,559
243,000	Cintas Corp.	7,006,494	6,694,650
97,863	Higher One Holdings Inc.*	1,596,935	1,613,761
		12,437,577	13,048,970
CONSUMER DURABLES SECTOR — 2.8%
	Recreational Products — 2.8%
270,842	Brunswick Corp.	1,709,976	4,122,215
740,200	Winnebago Industries, Inc.*	7,199,902	7,712,884
		8,909,878	11,835,099

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Cost	Value
LONG-TERM INVESTMENTS — 91.8% (a) (Continued)
COMMON STOCKS — 90.6% (a) (Continued)

CONSUMER NON-DURABLES SECTOR — 3.9%
	Apparel/Footwear — 3.9%
262,000	Crocs, Inc.*	$2,896,462	$3,408,620
904,800	Liz Claiborne, Inc.*	12,795,353	5,501,184
404,245	Volcom, Inc.*	7,587,129	7,729,164
		23,278,944	16,638,968
CONSUMER SERVICES SECTOR — 2.1%
	Hotels/Resorts/Cruiselines — 1.7%
225,400	Royal Caribbean Cruises Ltd.*	3,711,504	7,106,862
	Restaurants — 0.4%
92,800	Red Robin Gourmet Burgers Inc.*	2,325,584	1,819,808

DISTRIBUTION SERVICES SECTOR — 6.0%
	Electronics Distributors — 3.7%
334,892	Arrow Electronics, Inc.*	8,132,300	8,951,663
239,900	ScanSource, Inc.*	6,270,496	6,654,826
		14,402,796	15,606,489
	Medical Distributors — 1.8%
267,248	Patterson Companies Inc.	6,150,985	7,656,655
	Wholesale Distributors — 0.5%
158,100	Beacon Roofing Supply, Inc.*	2,897,151	2,303,517

ELECTRONIC TECHNOLOGY SECTOR — 7.4%
	Aerospace & Defense — 1.8%
426,829	Hexcel Corp.*	3,139,072	7,593,288
	Computer Peripherals — 0.7%
228,500	Avid Technology, Inc.*	3,761,225	2,995,635
	Electronic Equipment/Instruments — 0.7%
256,345	Intermec Inc.*	2,688,795	3,142,790
	Electronic Production Equipment — 2.1%
495,753	MKS Instruments, Inc.*	8,323,599	8,913,639
	Semiconductors — 1.0%
146,700	Altera Corp.	2,446,134	4,424,472
	Telecommunications Equipment — 1.1%
284,900	Ciena Corp.*	4,208,875	4,435,893

ENERGY MINERALS SECTOR — 1.4%
	Coal — 1.0%
155,800	Arch Coal, Inc.	2,936,633	4,161,418
	Oil & Gas Production — 0.4%
116,300	Petrohawk Energy Corp.*	2,345,027	1,877,082

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Cost	Value
LONG-TERM INVESTMENTS — 91.8% (a) (Continued)
COMMON STOCKS — 90.6% (a) (Continued)

FINANCE SECTOR — 8.6%
	Insurance Brokers/Services — 1.1%
177,700	Arthur J. Gallagher & Co.	$4,819,116	$4,685,949
	Life/Health Insurance — 2.9%
280,300	Genworth Financial Inc.*	3,791,420	3,425,266
183,400	Reinsurance Group of America, Inc.	5,984,293	8,856,386
		9,775,713	12,281,652
	Multi-Line Insurance — 2.0%
107,183	PartnerRe Ltd.	6,496,768	8,593,933
	Regional Banks — 2.6%
358,586	Associated Banc-Corp.	5,714,569	4,729,749
273,551	CoBiz Financial, Inc.	1,872,185	1,520,944
16,821	First Interstate BancSystem, Inc.	243,905	226,411
95,367	FirstMerit Corp.	1,563,826	1,747,123
181,100	Sandy Spring Bancorp, Inc.	2,523,322	2,807,050
		11,917,807	11,031,277
HEALTH SERVICES SECTOR — 5.6%
	Health Industry Services — 3.7%
76,100	Covance Inc.*	3,054,398	3,560,719
487,000	HealthSouth Corp.*	7,052,054	9,350,400
220,500	Vital Images, Inc.*	3,512,167	2,917,215
		13,618,619	15,828,334
	Medical/Nursing Services — 1.9%
368,594	VCA Antech, Inc.*	9,068,504	7,773,647

HEALTH TECHNOLOGY SECTOR — 4.7%
	Medical Specialties — 3.5%
73,700	Beckman Coulter, Inc.	4,505,088	3,595,823
430,300	Hologic, Inc.*	6,183,238	6,889,103
301,200	Wright Medical Group, Inc.*	4,320,676	4,340,292
		15,009,002	14,825,218
	Pharmaceuticals: Other — 1.2%
228,299	ICON PLC — SP-ADR*	5,415,442	4,935,824

INDUSTRIAL SERVICES SECTOR — 5.8%
	Contract Drilling — 1.2%
165,700	Rowan Companies, Inc.*	4,262,690	5,030,652
	Engineering & Construction — 2.2%
373,800	Chicago Bridge & Iron Co. N.V. NYS*	7,327,048	9,139,410
	Environmental Services — 1.5%
213,100	Republic Services, Inc.	4,234,404	6,497,419

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Cost	Value
LONG-TERM INVESTMENTS — 91.8% (a) (Continued)
COMMON STOCKS — 90.6% (a) (Continued)

INDUSTRIAL SERVICES SECTOR — 5.8% (Continued)
	Oilfield Services/Equipment — 0.9%
107,600	Dresser-Rand Group, Inc.*	$2,325,282	$3,969,364

PROCESS INDUSTRIES SECTOR — 7.7%
	Chemicals: Major Diversified — 2.3%
304,000	Celanese Corp.	8,883,717	9,758,400
	Chemicals: Specialty — 2.9%
87,281	Cytec Industries Inc.	2,042,632	4,920,903
233,800	Rockwood Holdings Inc.*	3,584,853	7,357,686
		5,627,485	12,278,589
	Containers/Packaging — 2.5%
167,500	Owens-Illinois, Inc.*	6,175,440	4,700,050
179,862	Pactiv Corp.*	3,246,267	5,931,849
		9,421,707	10,631,899
PRODUCER MANUFACTURING SECTOR — 15.0%
	Auto Parts: OEM — 0.2%
67,100	Modine Manufacturing Company*	874,560	867,603
	Electrical Products — 5.0%
208,200	Greatbatch, Inc.*	4,455,137	4,828,158
950,995	Molex Inc. Cl A	19,920,355	16,623,393
		24,375,492	21,451,551
	Industrial Machinery — 5.1%
336,153	Barnes Group Inc.	6,113,715	5,912,931
75,306	Kadant Inc.*	997,179	1,424,037
471,553	Kennametal Inc.	7,626,674	14,585,134
		14,737,568	21,922,102
	Metal Fabrication — 1.2%
142,666	Kaydon Corp.	5,085,122	4,936,244
	Miscellaneous Manufacturing — 1.7%
244,500	Brady Corp.	6,065,951	7,132,065
	Trucks/Construction/Farm Machinery — 1.8%
234,028	Columbus McKinnon Corp.*	4,088,593	3,882,525
299,900	The Manitowoc Company, Inc.	3,452,071	3,631,789
		7,540,664	7,514,314
RETAIL TRADE SECTOR — 6.6%
	Apparel/Footwear Retail — 3.7%
220,400	Abercrombie & Fitch Co.	7,764,946	8,666,128
174,200	The Talbots, Inc.*	2,007,411	2,282,020
217,790	Zumiez Inc.*	2,778,616	4,608,436
		12,550,973	15,556,584

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares or Principal Amount		Cost	Value
LONG-TERM INVESTMENTS — 91.8% (a) (Continued)
COMMON STOCKS — 90.6% (a) (Continued)

RETAIL TRADE SECTOR — 6.6% (Continued)
	Specialty Stores — 2.9%
137,200	PetSmart, Inc.	$3,398,044	$4,802,000
254,400	Ulta Salon, Cosmetics & Fragrance, Inc.*	1,636,911	7,428,480
		5,034,955	12,230,480
TECHNOLOGY SERVICES SECTOR — 4.8%
	Data Processing Services — 1.3%
100,800	Fiserv, Inc.*	4,204,712	5,425,056
	Information Technology Services — 2.1%
743,500	Sapient Corp.	5,347,386	8,899,695
	Packaged Software — 1.4%
300,000	Parametric Technology Corp.*	2,487,127	5,862,000

TRANSPORTATION SECTOR — 3.2%
	Air Freight/Couriers — 1.9%
178,900	Roadrunner Transportation Systems, Inc.*	2,504,600	1,939,276
362,500	UTI Worldwide, Inc.	5,771,159	5,829,000
		8,275,759	7,768,276
	Trucking — 1.3%
274,100	Werner Enterprises, Inc.	4,858,012	5,616,309
	Total common stocks	327,269,674	383,957,218

MUTUAL FUNDS — 1.2% (a)
228,000	SPDR KBW Regional Banking ETF	6,333,724	5,223,480
	Total long-term investments	333,603,398	389,180,698

SHORT-TERM INVESTMENTS — 8.5% (a)
	Variable Rate Demand Note — 8.5%
$36,203,062	U.S. Bank, N.A., 0.00%	36,203,062	36,203,062
	Total short-term investments	36,203,062	36,203,062
	Total investments — 100.3%	$369,806,460	425,383,760
	Liabilities, less other assets — (0.3%) (a)		(1,356,627)
	TOTAL NET ASSETS — 100.0%		$424,027,133

* (a)	Non-income producing security. Percentages for the various classifications relate to net assets.
ETF	– Exchange Traded Fund
L.P.  – Limited Partnership
N.V. – Netherlands Antilles Limited Liability Corp.
NYS – New York Registered Shares
PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipts

The accompanying notes to financial statements are an integral part of this schedule.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2010

INCOME:
Dividends	$3,349,526
Interest	5,911
Total income	3,355,437
EXPENSES:
Management fees	4,052,432
Transfer agent fees	515,463
Administrative and accounting services	286,622
Printing and postage expense	146,950
Custodian fees	87,200
Professional fees	51,975
Registration fees	39,125
Board of Directors fees	31,225
Insurance expense	9,816
Other expenses	35,950
Total expenses	5,256,758
NET INVESTMENT LOSS	(1,901,321)
NET REALIZED GAIN ON INVESTMENTS	39,192,221
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	21,192,324
NET GAIN ON INVESTMENTS	60,384,545
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,483,224

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2010 and 2009

	2010	2009
OPERATIONS:
Net investment (loss) income	$(1,901,321)	$418,255
Net realized gain (loss) on investments	39,192,221	(81,148,063)
Net increase in unrealized appreciation on investments	21,192,324	47,923,338
Net increase (decrease) in net assets from operations	58,483,224	(32,806,470)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.028 per share)	(430,110)	—
Distributions from net realized gains ($4.9924 per share)	—	(92,095,117)
Total distributions	(430,110)	(92,095,117)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (5,934,341 and 3,822,079 shares, respectively)	145,733,949	72,277,475
Net asset value of shares issued in distributions reinvested
(18,401 and 5,161,593 shares, respectively)	411,817	88,469,706
Cost of shares redeemed (7,649,874 and 12,137,596 shares, respectively)	(184,170,629)	(225,022,482)
Net decrease in net assets derived from Fund share activities	(38,024,863)	(64,275,301)
TOTAL INCREASE (DECREASE)	20,028,251	(189,176,888)
NET ASSETS AT THE BEGINNING OF THE YEAR	403,998,882	593,175,770
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
net investment income of $0 and $430,069, respectively)	$424,027,133	$403,998,882

The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$22.72	$28.34	$34.83	$34.42	$35.83
Income from investment operations:
Net investment (losses) income	(0.11)	0.02	(0.11)	(0.06)	(0.13)
Net realized and unrealized gains (losses) on investments	3.79	(0.65)	(3.98)	4.77	2.44
Total from investment operations	3.68	(0.63)	(4.09)	4.71	2.31
Less distributions:
Distributions from net investment income	(0.03)	—	—	—	—
Distributions from net realized gains	—	(4.99)	(2.40)	(4.30)	(3.72)
Total from distributions	(0.03)	(4.99)	(2.40)	(4.30)	(3.72)
Net asset value, end of year	$26.37	$22.72	$28.34	$34.83	$34.42
TOTAL RETURN	16.21%	3.52%	(12.58%)	14.87%	7.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	424,027	403,999	593,176	918,856	902,646
Ratio of expenses to average net assets	1.30%	1.40%	1.53%	1.52%	1.50%
Ratio of net investment (loss) income to average net assets	(0.47%)	0.12%	(0.37%)	(0.17%)	(0.38%)
Portfolio turnover rate	59%	58%	72%	41%	49%

The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 2010

(1)	Summary of Significant Accounting Policies —

  The following is a summary of significant accounting policies of the FMI Focus Fund (the “Fund”), a series of FMI Funds, Inc. (the “Company”) which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996.  The assets and liabilities of each Fund in the Company are segregated as a shareholder’s interest is limited to the Fund in which the shareholder owns shares.  The investment objective of the Fund is to seek capital appreciation principally through investing in common stock.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price or if no sale is reported, at the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price.  Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  As of September 30, 2010 there were no securities that were internally fair valued.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

The Fund applies the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010

(1) Summary of Significant Accounting Policies — (Continued)

to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement

The following table summarizes the Fund’s investments as of September 30, 2010, based on the inputs used to value them:

Valuation Inputs		Investments in Securities
Level 1 —	Common Stocks	$383,957,218
	Mutual Funds	5,223,480
	Total Level 1	389,180,698
Level 2 —	Variable Rate Demand Note	36,203,062
Level 3 —		—
Total		$425,383,760

See the Schedule of Investments for investments detailed by industry classification.

(b)	New Accounting Pronouncements:

In January, 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 will require new disclosures regarding transfers into and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009) as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). Management is currently evaluating the effect that this additional requirement will have on the Fund’s financial statements.

(c)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(d)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(e)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(f)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(g)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(h)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010

(1) Summary of Significant Accounting Policies — (Continued)

(i)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2010, open Federal tax years include the tax years ended September 30, 2007 through 2010. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2) Investment Adviser and Management Agreement and Transactions With Related Parties —

    The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager.  Prior to January 1, 2009, the Fund paid FMI a monthly management fee at an annual rate of 1.25% of the daily net assets.  Under the terms of the current agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.00% of the daily net assets.  The Fund is responsible for paying its proportionate share of the compensation, benefits and expenses of its Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Fund.

    FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, with whom a certain director of the Fund is affiliated, to assist it in the day-to-day management of the Fund.  Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund.  FMI pays Broadview Advisors, LLC 0.85% of the first $500 million of the average daily net assets of the Fund and 0.80% of the Fund’s average daily net assets in excess of $500 million.  Prior to January 1, 2009, FMI paid Broadview Advisors, LLC 0.76% of the Fund’s management fee of 1.25% of the daily net assets.

Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2010.

    The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act.  The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund.  For the year ended September 30, 2010, no such expenses were incurred.

    Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At September 30, 2010, one financial intermediary is the record owner of approximately 26% of the Fund’s shares.

(3) Credit Agreement —

    U.S. Bank, N.A. has made available to the Fund a $66,000,000 credit facility pursuant to a Credit Agreement (“Agreement”) effective November 18, 2002 for the purpose of having cash available to satisfy redemption requests and to purchase portfolio securities.  Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan.  Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed.  Advances will be collateralized by securities owned by the Fund.  During the year ended September 30, 2010, the Fund did not borrow against the Agreement.  The Credit Agreement is renewable annually on June 5.

(4) Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5) Investment Transactions —

For the year ended September 30, 2010, purchases and proceeds of sales of investment securities (excluding short-term investments) were $207,883,803 and $253,226,624, respectively.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010

(6) Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2010:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$377,244,353	$80,791,472	$32,652,065	$48,139,407	$ —	$ —

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2010 and 2009, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2017 and 2018), as of September 30, 2010, and tax basis post-October losses as of September 30, 2010, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2010				September 30, 2009
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$430,069	$ —	$41,140,522	$ —	$3,914,370	$88,180,747

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2010, which is designated as qualifying for the dividends received deduction is 96% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2010, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 96% (unaudited).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of FMI Focus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Focus Fund (the “Fund,” a series of FMI Funds, Inc.) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 29, 2010

NOTICE OF PRIVACY POLICY

Protecting the privacy of our shareholders is important to us.  This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund.  If you would like to receive individual mailings, please call (800) 811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

FMI Focus Fund
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director
Non-Interested Directors
Barry K. Allen, 62	Director	Indefinite Term	Mr. Allen is President of Allen	4	BCE, Inc. (Bell
c/o Fiduciary		Since 1996	Enterprises, LLC (Boca Grande, FL)		Canada Enterprise),
Management, Inc.			a private equity investments and		Harley-Davidson,
100 E. Wisconsin Ave.			management company, and Senior		Inc., FMI Common,
Suite 2200			Advisor for Providence Equity		Stock Fund, Inc. and
Milwaukee, WI 53202			Partners (Providence, RI) since		FMI Mutual
			September, 2007. He was		Funds, Inc.
Executive Vice President of Qwest
Communications International, Inc.
(Denver, CO) from September, 2002 to
June, 2007.

Robert C. Arzbaecher, 50	Director	Indefinite Term	Mr. Arzbaecher is President and	4	Actuant Corporation,
c/o Fiduciary		Since 2007	Chief Executive Officer of Actuant		CF Industries
Management, Inc.			Corporation (Butler, WI), a		Holdings, Inc.,
100 E. Wisconsin Ave.			manufacturer of a broad range of		FMI Common Stock
Suite 2200			industrial products and systems, and		Fund, Inc. and FMI
Milwaukee, WI 53202			the Chairman of the Board of		Mutual Funds, Inc.
Directors of Actuant Corporation.

Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I	4	FMI Common Stock
Gunnlaugsson, 66		Since 2001	Corporation (Milwaukee, WI) in		Fund, Inc. and FMI
c/o Fiduciary			December, 2000.		Mutual Funds, Inc.
Management, Inc.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

Paul S. Shain, 47	Director	Indefinite Term	Mr. Shain is President and Chief	4	FMI Common Stock
c/o Fiduciary		Since 2001	Executive Officer of Singlewire		Fund, Inc. and FMI
Management, Inc.			Software, LLC (Madison, WI), a provider		Mutual Funds, Inc.
100 E. Wisconsin Ave.			of IP-based paging and emergency
Suite 2200			notification systems. Prior to joining
Milwaukee, WI 53202			Singlewire in April, 2009, Mr. Shain was
Senior Vice President of CDW
Corporation (Vernon Hills, IL) and Chief
Executive Officer of Berbee Information
Networks, a strategic business unit of
CDW which CDW acquired in 2006.
Mr. Shain was employed in various capacities
by CDW and Berbee Information Networks
from January, 2000 to October, 2008.

FMI Focus Fund
DIRECTORS AND OFFICERS (Continued)

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director or Officer
Interested Directors
Patrick J. English,* 49	Director	Indefinite Term	Mr. English is Chief Executive Officer,	3	FMI Common Stock
c/o Fiduciary		Since 1997	Chief Investment Officer and Treasurer		Fund, Inc.
Management, Inc.	Vice	One Year Term	of Fiduciary Management, Inc. and has
100 E. Wisconsin Ave.	President	Since 1996	been employed by the Adviser in
Suite 2200			various capacities since December, 1986.
Milwaukee, WI 53202

Ted D. Kellner,* 64	Director	Indefinite Term	Mr. Kellner is Executive Chairman of	3	Marshall & Ilsley
c/o Fiduciary		Since 1996	Fiduciary Management, Inc. which he		Corporation
Management, Inc.	President	One Year Term	co-founded in 1980.		and FMI Common
100 E. Wisconsin Ave.	and	Since 1996			Stock Fund, Inc.
Suite 2200	Treasurer
Milwaukee, WI 53202

Richard E. Lane*, 54	Director	Indefinite Term	Mr. Lane is President of Broadview	2	None
100 E. Wisconsin Ave.		Since 2001	Advisors, LLC, the sub-adviser to the
Suite 2250			Fund.
Milwaukee, WI 53202

Other Officers
John S. Brandser, 48	Vice	One Year Term	Mr. Brandser is President, Secretary,	N/A	FMI Common
c/o Fiduciary	President	Since 2008	Chief Operating Officer and Chief		Stock Fund, Inc. and
Management, Inc.	and	One Year Term	Compliance Officer of Fiduciary		FMI Mutual Funds,
100 E. Wisconsin Ave.	Secretary	Since 2009	Management, Inc. and has been		Inc.
Suite 2200			employed by the Adviser in various
Milwaukee, WI 53202			capacities since March, 1995.

Kathleen M. Lauters, 58	Chief	At Discretion	Ms. Lauters has been the Fund’s Chief	N/A	None
c/o Fiduciary	Compliance	of Board	Compliance Officer since
Management, Inc.	Officer	Since 2004	September, 2004.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

*
Messrs. English and Kellner are interested directors of the Fund because they are officers of the Fund and the Adviser. Mr. Lane is an interested director of the Fund because he is an officer of the Fund’s sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin  53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC
59 Hilton Avenue
Garden City, New York  11530

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.

ANNUAL REPORT
September 30, 2010

FMI
Large Cap
Fund
(FMIHX)

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

September 30, 2010

Dear Fellow Shareholders:

The FMI Large Cap Fund returned 7.91%(1) in the quarter, compared to 11.29%(2) for the Standard & Poor’s 500 Index. While most stocks had positive returns in the quarter, a number of them trailed their benchmark counterparts, particularly in Technology Services, Health Technology and Process Industries.  Laggards included Automatic Data Processing, Covidien and Monsanto.  On the plus side, Transportation, Electronic Technology and Finance were the leading groups, and the featured stocks in these areas were UPS, Tyco Electronics and Berkshire Hathaway, respectively.  There was very little investment activity in the quarter; we like the way the portfolio is structured.

Shareholders should note that our September 30 and March 31 letters offer a brief commentary followed by an equally brief discussion of a couple of investments.  The December 31 and June 30 letters are typically longer and delve into various subjects in more detail.  Incidentally, quarterly commentaries since 2002 are available on our website, www.fmifunds.com.

At the recent price of $1124, the S&P 500 is trading at a price it first achieved in April of 1998. Since then, investors in that index have earned only a modest return from the dividend (less than a 2% yield). Many stock investors have lost hope over this very difficult period; indeed, the past 10-year period is one of the worst on record.  The mood of the day is captured by Byron Wein (formerly Morgan Stanley’s strategist, now with Blackstone) in a piece entitled “Two Gloomy Afternoons.”  On two successive recent Fridays, Mr. Wein convened (as he has for 25 years) a group of investors to discuss the investment landscape.  The group articulated a host of worries, including uncontrolled debt expansion, the onset of another recession, an anti-business bias in Washington, onerous regulations, and a general feeling that the U.S. had lost its way. If that wasn’t gloomy enough, Albert Edwards, of Société Générale, weighed in on the subject, saying equities were locked in a “Vulcan death grip.”

Monthly Net New Cash Flows to Equity Funds 2000 - August 2010 (mil)

Source: Investment Company Institute

    These sentiments are reflected by net negative equity fund flows in recent years, particularly over the last few months. According to the Investment Company Institute (ICI), $57 billion has been withdrawn from equity mutual funds just since May.  A mirror image of this phenomenon has taken place in the bond market.  Performance has been excellent, with the 10 Year Treasury bond achieving an annualized 7.3% return over the past ten years (the Standard & Poor’s 500 Index delivered a negative 1.8%).  Recently, fund

(1)	The average annual total returns of the FMI Large Cap Fund for 1 year, 5 year and since inception (12/31/01) periods (annualized) ended September 30, 2010 were: 10.33%, 4.12% and 6.17%, respectively.
(2)	The average annual total returns of the S&P 500 for 1 year, 5 year and since inception (12/31/01) periods (annualized) ended September 30, 2010 were: 10.16%, 0.64% and 1.90%, respectively.

flows into the bond market have hit record levels. From May through August, ICI reported that $81 billion has moved into bond funds, and since 2008, a staggering $590 billion.  In August, Bloomberg reported that according to Deutsche Bank, the ten lowest yielding U.S. corporate new issues in history have been sold in the past 14 months.

Monthly Net New Cash Flows to Bond Funds 2000 - August 2010 (mil)

Source: Investment Company Institute

Unfortunately, the track record of the typical investor is not very good; if history is any guide, these fund flows will be poorly timed.  Each year, Dalbar, a financial services firm, measures how fund investors actually perform, based on flow-of-funds data, compared to the stated index returns. Basically, the firm weights returns by when the flows occur.  Over the 20 years ending last December, Dalbar figured investors compounded their money at 3.2%, rather than the stated S&P 500 return of 8.2%.  Most investors seem incapable of avoiding the herd mentality. A brief recap of money flows shows lousy timing with respect to popular investment themes in biotechnology, technology/telecom, emerging markets, and real estate/financials.  Recently, Fortune’s very funny Stanley Bing penned a piece called “Come Back, Little Investor!”  He suggests ten simple steps Wall Street can take to win back the small investor, including quarterly pancake breakfasts, but we like the last one best:  Stop losing my $%*#@ money!  Not following the crowd is the first step.

Our contrary indicator light is blinking bright yellow.  Rather than chasing the final leg of one of the greatest bond markets in history, we think investors should remain engaged or even increase equity exposure. The stock market has more going for it than is popularly believed.  After a long period of low or negative growth, revenues have been growing for three straight quarters, according to The Leuthold Group.  Through June, the top 300 U.S. companies grew at 9% and the next largest 900 firms, at 9.9%. Corporate profitability and cash flow is also quite good.  Credit Suisse reports that free cash flow as a percent of GDP is about twice its long-term average.  This money will flow toward buy-backs, dividends and acquisitions.  Deals have been heating up recently on Wall Street, with a total value through September 20 of $516 billion, including several high profile ones such as Alcon, purchased by Novartis, Smith International, acquired by Schlumberger, and Millipore, bought by Merck AG.  Valuations, which for years were near the high end of their long-term ranges, are now about average on most measures. Deflation, which seems to be on everyone’s mind, is still a concept and not a reality.  Inflation is low, but above zero.  As we said in last quarter’s letter, mild deflation has historically been pretty good for stocks.  We anticipate an inflation pick-up over the long run, due to profligate fiscal and monetary policies, but we believe stocks are the best way to deal with that outcome anyway.  Consumers are repairing their balance sheets, albeit slowly.  Unfortunately, the same can’t be said for governments, but many politicians appear to be getting the message that we’ve crossed the line on deficit spending.  The elections in November will be a pivotal referendum on spending.

2

							Annual
			10 Year				Compound	Total
Past Ten Years			ACR	Next Ten Years			Return	Return
Q2 1929	to	Q2 1939	-3.65	Q2 1939	to	Q2 1949	8.62	128.54
Q1 1929	to	Q1 1939	-2.79	Q1 1939	to	Q1 1949	9.12	139.36
Q3 1929	to	Q3 1939	-2.74	Q3 1939	to	Q3 1949	7.74	110.79
Q1 1928	to	Q1 1938	-2.54	Q1 1938	to	Q1 1948	11.76	203.87
Q1 1930	to	Q1 1940	-1.42	Q1 1940	to	Q1 1950	9.65	151.31
Q2 1930	to	Q2 1940	-1.42	Q2 1940	to	Q2 1950	12.19	215.88
Q4 1928	to	Q4 1938	-0.65	Q4 1938	to	Q4 1948	7.21	100.63	WORST
Q3 1928	to	Q3 1938	-0.10	Q3 1938	to	Q3 1948	8.12	118.31
Q3 1930	to	Q3 1940	0.18	Q3 1940	to	Q3 1950	12.57	226.85
Q4 1927	to	Q4 1937	0.20	Q4 1937	to	Q4 1947	9.61	150.39
Q4 1929	to	Q4 1939	0.23	Q4 1939	to	Q4 1949	9.09	138.67
Q2 1928	to	Q2 1938	0.44	Q2 1938	to	Q2 1948	9.52	148.39
Q3 1964	to	Q3 1974	0.49	Q3 1974	to	Q3 1984	15.58	325.30	BEST
Q1 1931	to	Q1 1941	0.71	Q1 1941	to	Q1 1951	14.47	286.14
Q4 1964	to	Q4 1974	1.24	Q4 1974	to	Q4 1984	14.76	296.23
Q4 1998	to	Q4 2008	-1.38	Q4 2008	to	Q4 2018	?	?
Q1 1999	to	Q1 2009	-2.99	Q1 2009	to	Q1 2019	?	?
Q2 1999	to	Q2 2009	-2.22	Q2 2009	to	Q2 2019	?	?
Q3 1999	to	Q3 2009	-0.15	Q3 2009	to	Q3 2019	?	?
Q4 1999	to	Q4 2009	-0.95	Q4 2009	to	Q4 2019	?	?
Q1 2000	to	Q1 2010	-0.65	Q1 2010	to	Q1 2020	?	?
Q2 2000	to	Q2 2010	-1.58	Q2 2010	to	Q2 2020	?	?
						Average	10.67	182.71

Certainly many negatives that were highlighted and harangued over the last few years in these letters remain. Some issues need to turn around before the economy and the market regain solid footing; specifically, businesses must feel more confident about regulations and taxes in order to hire new employees or invest in capital and research & development.  The government and the Federal Reserve also have to back off.  History demonstrates, however, that if investors wait for an “all clear” sign, a large part of the upturn will be missed.  In the accompanying table, we have updated and reprinted data from our March 2009 letter showing 10-year stock returns following the 15 worst 10-year periods (measured by quarters, so there are nearly 300 data sets). While there are obviously no guarantees in the equity business, we like the odds that the next 10 years’ return will fall within the range of the worst, 7.2% and the best, 15.6%.

Below we highlight a couple of recent investment ideas.

STAPLES, INC.
Business Description

Staples, Inc. is the world’s leading office products company and sells a variety of office supplies and services, business machines, computers and related products, and office furniture. The company also provides high-speed, color and self-service copying, other printing services, faxing, and pack and ship services. Staples has three primary operating segments, including: North American Retail (38% of sales), North American Delivery (40%), and International (22%). As of January 30, 2010, the company operated 2,243 retail store outlets globally. It also operated 125 distribution and fulfillment centers, which primarily serve the delivery business. In addition to retail outlets, the company offers its products through catalogs, the Internet, and an internal sales force.

Good Business

•
In fiscal 2009, approximately 50% of revenue was generated from the sale of office supplies and services. This stream of revenue can be considered recurring in nature, as the underlying products are typically low-ticket items, frequently purchased and have a relatively consistent replacement cycle.

•
Given that Staples is the world’s largest office products company, it benefits from economies of scale in advertising as well as procurement. This ultimately translates into superior profitability versus peers.

•	Staples is currently the second largest U.S. Internet retailer, with approximately 35% of sales online.

3

•
The company generates returns on capital that exceed its cost of capital. Over the trailing 5-year and 10-year periods, Staples’ lease-adjusted return on invested capital (ROIC) has averaged 12.3% and 11.8%, respectively.

•	Staples’ operations are not capital-intensive and create excess free cash flow (FCF) of more than $1 billion.

•	The balance sheet is in good shape. Staples’ long-term debt outstanding has received an investment grade rating from Fitch (BBB), Moody’s (BBB), and S&P (Baa2).

Valuation

•	Over the past 18 months, the company’s stock price has underperformed the S&P 500 by nearly 3500 basis points.

•	On an enterprise value-to-sales (EV/Sales) basis, Staples’ stock trades for 0.65. This is greater than one standard deviation below its trailing 5-year average multiple of 0.90.

•
The company’s fiscal 2009 operating margin was relatively depressed at 6.2% versus the trailing 5-year average of 7.3%. Over the next 3-5 years, management is targeting a 9.0% operating margin versus the previous peak of 8.2% achieved in 2007. If the company is successful in boosting margins, the EV/Sales multiple ought to return to at least its long-term average of 0.90.

•	Staples’ price-to-cash flow multiple is approximately 8.5. Since 2001, this multiple has averaged 11.4.

•	Over the past five years, Staples’ free cash flow has averaged $1.48 per share. The stock trades for 13.3x this number.

Management

•
Staples is led by CEO Ron Sargent. Mr. Sargent has held his current position since February 2002 and has been an employee of the company for the past 20 years. He has also served as Chairman since March 2005.

•	Executive management beneficially owns approximately 2.0% of Staples’ common stock outstanding. This includes a meaningful amount of company stock held outright.

•
A significant portion of management’s compensation is directly linked to return on net assets (RONA) and economic value added. We believe these metrics are important drivers of long-term shareholder value.

Investment Thesis

Most people think of Staples as a big box retailer.  This is only partially true; more than half of the business is now delivery versus retail. The delivery business is steadier and has a better margin. Over time, we think the market will revalue Staples at a higher multiple. We believe the concerns about the company’s prospects are largely macroeconomic and temporary in nature. The valuation is attractive for a premier business services and retail franchise.

DEVON ENERGY CORPORATION
Description

Devon is an independent exploration and production (E&P) company whose operations are focused onshore in the United States and Canada.  Its production mix is about two-thirds natural gas and one-third oil and natural gas liquids (NGLs).  Proved reserves total approximately 2.6 billion BOE (barrels of oil equivalent), with about 60% being natural gas and 40% liquids.  The reserves/production ratio is around 12 years.  Proved developed reserves represent approximately 70% of the total.

Good Business

•
As an early mover in its plays, Devon has established its superior acreage positions with low entry costs and royalty burdens.  The company’s strong balance sheet should allow it to withstand difficult periods.

•	Oil and natural gas are two of life’s necessities.

•
ROIC has averaged approximately 10.5% over the last decade.  The return on incremental invested capital should improve going forward following the company’s sale of its Gulf of Mexico and International assets, which accounted for 7% of proved reserves and 11% of production, but commanded almost 30% of Devon’s capital.

4

•	This is an easy business to understand.

•	The net debt/cap ratio is approximately 14%. The balance sheet is in a net cash position pro forma the Brazil asset sale, which is slated to close by year-end.

Valuation

•
Devon has declined 17% from its 52-week high and 50% from its all-time high in July 2008.  The shares have underperformed the S&P 500 by approximately 8% and 23% over the last 12 and 24 months, respectively.  This is primarily because the company’s asset base is weighted to the out-of-favor, North American natural gas market.

•	If the stock traded down to its 5-year/10-year average low of around 1.25x book, the shares would be valued at approximately $48, representing downside of 25%.

•
Devon trades essentially in-line with its large cap peer group on a Price/Cash Flow basis but trades at a 20-30% discount to its peers on an E&P EV/Mcfe (enterprise value-to-thousand cubic feet equivalent) and EV/Mcfepd (enterprise value-to-thousand cubic feet equivalent of proved developed reserves) basis, and an even greater 40-50% discount to the mid cap peer group.

•
Exxon Mobil announced the acquisition of XTO Energy in mid-December 2009 for $41 billion, which implied a value of $2.95/Mcfe of proved reserves and $13,900/Mcfepd.  Excluding the company’s midstream business, the market values Devon’s E&P assets at $1.50/Mcfe and $6,500/Mcfepd.

Management

•
The company is unlikely to engage in large-scale corporate mergers and acquisitions.  In fact, Devon currently considers the repurchase of its shares as a superior use of cash.  It is on pace to buy back 12% of its stock within 12-18 months.

•	Following the close of its pending asset sales, the company will have sold roughly 10% of its proved reserves and production with after-tax proceeds that exceed 20% of its enterprise value.

•	Management is non-promotional and has taken a conservative approach to new resource opportunities. Insiders own a significant amount of stock outright.

•
John Richels, 59, was named CEO in June 2010.  He took the reins from Devon’s Co-Founder and Chairman, J. Larry Nichols, who had served as CEO since 1980.  Richels was previously the President since January 2004.

•	David Hager, 53, was named Executive V.P.-Exploration & Production in March 2009. He previously served on Devon’s Board and was the COO of Kerr-McGee prior to its merger with Anadarko in 2006.

Investment Thesis

Devon is in a fairly volatile business, but one that can comfortably earn its cost of capital if managed properly. We think the executive team is outstanding and the stock is very attractively priced due to the depressed environment. The time to buy commodity-related businesses is when supply is adequate and pricing is depressed, which is what we have in the natural gas market at the current time.  The company has the added value of being an inflation hedge.

******

Distribution:  Our Board of Directors has declared a distribution effective October 29, 2010, of $0.1081343 per share from net investment income, payable October 29, 2010 to shareholders of record on October 28, 2010.

5

******

Adviser Note:  Pat English, Chief Investment Officer, has directed the investments of Fiduciary Management (the Fund’s adviser) for over twenty years and will continue to do so.  Through his leadership, we have built an excellent research team that is fully inculcated into the Fiduciary Management investment culture.  Pat has functioned as both the Chief Investment Officer and a critical decision maker, along with John Brandser, Chief Operating Officer, across a variety of strategic and tactical matters for many years.  Those familiar with Fiduciary Management know that Pat and Ted Kellner have been operating in a state that is akin to co-CEOs for a long time. Ted has been more of an external CEO and Pat more internal. Pat now officially adds the title of CEO and Ted becomes Executive Chairman.  John adds the title of President. Our thirty-year commitment to superior investment performance remains steadfast.

Thank you for your continued support of the FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Patrick J. English, CFA
Executive Chairman	CEO & Chief Investment Officer

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.  As of the Fund’s Prospectus dated January 29, 2010, the Fund’s annual operating expense ratio is 0.97%.

As of September 30, 2010, the security holdings mentioned in this report represented the following percentage of the Fund’s total assets: AmerisourceBergen Corp. 3.6%; Automatic Data Processing, Inc. 4.1%; Berkshire Hathaway Inc. 4.9%; Covidien PLC 2.9%; DENTSPLY International Inc. 4.2%; Devon Energy Corp. 2.5%; W.W. Grainger, Inc. 2.0%; Monsanto Co. 3.1%; Nestlé S.A. 4.8%; Staples, Inc. 3.0%; Time Warner Inc. 3.8%; Tyco Electronics Ltd. 3.9%; and United Parcel Service, Inc. 4.3%. Securities named in this report, but not listed here are not held in the Fund as of the date of this disclosure.

Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

For more information about the FMI Large Cap Fund, call (800) 811-5311 for a free prospectus.  Please read the prospectus carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  The prospectus contains this and more information about the FMI Large Cap Fund.  Please read the prospectus carefully before investing.

Distributed By Rafferty Capital Markets, LLC

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

6

FMI Large Cap Fund
COST DISCUSSION

Industry Sectors as of September 30, 2010

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Large Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 4/01/10	Value 9/30/10	4/01/10-9/30/10
FMI Large Cap Fund Actual	$1,000.00	$ 967.90	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.91

*
Expenses are equal to the Fund’s annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2010 and September 30, 2010).

7

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2010, the FMI Large Cap Fund (the “Fund”) had a total return of 10.33%. The benchmark S&P 500 returned 10.16% in the same period. Finance, Distribution Services, Consumer Non-Durables and Producer Manufacturing all aided relative performance. Berkshire Hathaway, W.W. Grainger, Nestlé and Rockwell were strong contributors. Stock selection was the primary factor in the positive relative performance of these groups and in the Fund as a whole, although our underweighting in Finance and overweighting in Producer Manufacturing also helped. Energy Minerals, Process Industries, and Health Technology all detracted from relative performance. BP declined significantly after the oil spill in the Gulf of Mexico. This position was sold on June 1st.  Monsanto and DENTSPLY International declined in response to what we believe are short-term factors and both stocks remain in the Fund.  Canon, Best Buy and the AOL stub spin-off from Time Warner were all sold during the fiscal year due to our belief that the long-term investment case had become impaired. Cardinal Health was replaced in the Fund by AmerisourceBergen, as we believed the business mix for the latter company was more attractive.  The Fund is underweight Finance, Electronic Technology and Energy Minerals. Overweight sectors include Consumer Non-Durables, Distribution Services and Commercial Services.  Our contrarian instincts cause us to view the industry’s negative equity mutual fund flows positively, although we remain wary of huge government deficits and Federal Reserve policy. The Fund continues to sell at a discount to the S&P 500, based on most valuation measures. Over long time periods, lower valuation stocks have outperformed higher valuation stocks. Future results, however, may differ from the past.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FMI Large Cap Fund and Standard & Poor’s 500 Index(1)

*	Inception date
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

TOTAL RETURN
1-Year	5-Year	Since Inception 12/31/01*
10.33%	4.12%	6.17%

8

FMI Large Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2010

ASSETS:
Investments in securities, at value (cost $3,059,001,455)	$3,342,077,817
Receivable from shareholders for purchases	9,714,859
Dividends receivable	7,588,489
Receivable from investments sold	6,385,361
Cash	120,654
Total assets	$3,365,887,180

LIABILITIES:
Payable to brokers for investments purchased	$40,988,501
Payable to shareholders for redemptions	4,275,28
Payable to adviser for management fees	1,539,775
Other liabilities	719,449
Total liabilities	47,523,006

NET ASSETS:
Capital Stock, $0.0001 par value; 400,000,000 shares authorized; 229,447,558 shares outstanding	3,091,114,894
Net unrealized appreciation on investments	283,076,362
Accumulated net realized loss on investments	(80,674,268)
Undistributed net investment income	24,847,186
Net assets	3,318,364,174
Total liabilities and net assets	$3,365,887,180

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($3,318,364,174 ÷ 229,447,558 shares outstanding)	$14.46

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 2010

Shares		Cost	Value
COMMON STOCKS — 95.7% (a)

COMMERCIAL SERVICES SECTOR — 7.1%
	Financial Publishing/Services — 3.4%
3,460,600	McGraw-Hill
	Companies, Inc.	$94,063,534	$114,407,436
	Miscellaneous Commercial Services — 3.7%
4,433,000	Cintas Corp.	124,107,307	122,129,150

CONSUMER NON-DURABLES SECTOR — 12.8%
	Beverages: Alcoholic — 4.2%
2,024,000	Diageo
	PLC – SP-ADR	132,880,867	139,676,240
	Food: Major Diversified — 4.9%
3,029,000	Nestlé
	S.A. – SP-ADR	135,611,972	161,839,470
	Household/Personal Care — 3.7%
1,898,000	Kimberly-Clark Corp.	114,534,430	123,464,900

CONSUMER SERVICES SECTOR — 3.8
	Media Conglomerates — 3.8%
4,168,000	Time Warner Inc.	120,018,346	127,749,200

DISTRIBUTION SERVICES SECTOR — 10.1%
	Food Distributors — 4.1%
4,773,000	Sysco Corp.	130,572,748	136,125,960
	Medical Distributors — 3.6%
3,958,000	AmerisourceBergen
	Corp.	114,194,196	121,352,280
	Wholesale Distributors — 2.4%
574,000	W.W. Grainger, Inc.	40,911,957	68,369,140
4,150,150	Wolseley
	PLC – SP-ADR*	9,390,903	10,250,871
		50,302,860	78,620,011
ELECTRONIC TECHNOLOGY SECTOR — 4.0%
	Electronic Components — 4.0%
4,514,000	Tyco Electronics Ltd.	104,417,272	131,899,080

9

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares or Principal Amount		Cost	Value
COMMON STOCKS — 95.7% (a) (Continued)

ENERGY MINERALS SECTOR — 2.5%
	Oil & Gas Production — 2.5%
1,274,000	Devon Energy
	Corporation	$79,880,066	$82,478,760

FINANCE SECTOR — 12.4%
	Financial Conglomerates — 2.8%
2,213,000	American Express Co.	63,649,040	93,012,390
	Major Banks — 4.6
5,914,000	Bank of New York
	Mellon Corp.	176,041,008	154,532,820
	Property/Casualty Insurance — 5.0%
2,000,000	Berkshire Hathaway
	Inc. – Cl B*	131,766,892	165,360,000

HEALTH TECHNOLOGY SECTOR — 9.1%
	Medical Specialties — 9.1%
2,544,000	CareFusion Corp.*	57,469,603	63,192,960
2,413,000	Covidien PLC	102,200,465	96,978,470
4,405,000	DENTSPLY
	International Inc.	137,057,813	140,827,850
		296,727,881	300,999,280

INDUSTRIAL SERVICES SECTOR — 2.0%
	Oilfield Services/Equipment — 2.0%
1,100,000	Schlumberger Ltd.	49,627,782	67,771,000

PROCESS INDUSTRIES SECTOR — 3.2%
	Chemicals: Agricultural — 3.2%
2,198,000	Monsanto Co.	130,179,633	105,350,140

PRODUCER MANUFACTURING SECTOR — 7.8%
	Industrial Conglomerates — 7.8%
1,484,000	3M Co.	94,913,134	128,677,640
3,578,000	Tyco
	International Ltd.	110,526,237	131,419,940
		205,439,371	260,097,580
RETAIL TRADE SECTOR — 7.8%
	Discount Stores — 4.8%
2,934,000	Wal-Mart Stores, Inc.	147,135,023	157,027,680
	Specialty Stores — 3.0%
4,802,000	Staples, Inc.	106,492,862	100,457,840

TECHNOLOGY SERVICES SECTOR — 8.7%
	Data Processing Services — 4.2%
3,296,000	Automatic Data
	Processing, Inc.	131,675,011	138,530,880
	Information Technology Services — 4.5%
3,496,000	Accenture PLC	123,510,628	148,545,040

TRANSPORTATION SECTOR — 4.4%
	Air Freight/Couriers — 4.4%
2,172,000	United Parcel
	Service, Inc. – Cl B	130,372,726	144,850,680
	Total common
	stocks	2,893,201,455	3,176,277,817
SHORT-TERM INVESTMENTS — 5.0%(a)
	Commercial Paper — 5.0%
$165,800,000	U.S. Bank, N.A., 0.10%,
	due 10/01/10	165,800,000	165,800,000
	Total short-term
	investments	165,800,000	165,800,000
	Total investments
	— 100.7%	3,059,001,455	3,342,077,817
	Liabilities, less
	cash and receivables
	— (0.7%) (a)		(23,713,643)
	TOTAL NET ASSETS
	— 100.0%		$3,318,364,174
*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipts

The accompanying notes to financial statements are an integral part of this schedule.

10

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2010

INCOME:
Dividends	$56,895,422
Interest	161,561
Total income	57,056,983
EXPENSES:
Management fees	19,829,013
Transfer agent fees	3,192,546
Administrative and accounting services	1,405,935
Custodian fees	536,419
Printing and postage expense	322,192
Registration fees	218,225
Insurance expense	60,146
Professional fees	53,437
Board of Directors fees	26,783
Other expenses	119,339
Net expenses	25,764,035
NET INVESTMENT INCOME	31,292,948
NET REALIZED GAIN ON INVESTMENTS	40,599,018
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	159,780,424
NET GAIN ON INVESTMENTS	200,379,442
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$231,672,390

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2010 and 2009

	2010	2009

OPERATIONS:
Net investment income	$31,292,948	$28,357,099
Net realized gain (loss) on investments	40,599,018	(96,323,075)
Net increase in unrealized appreciation on investments	159,780,424	197,343,740
Net increase in net assets from operations	231,672,390	129,377,764

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.1709 and $0.1143 per share, respectively)	(28,040,866)	(13,823,123)

FUND SHARE ACTIVITIES:
Proceeds from shares issued (118,199,701 and 128,668,799 shares, respectively)	1,676,212,878	1,436,242,758
Net asset value of shares issued in distributions reinvested
(1,505,339 and 816,243 shares, respectively)	20,593,916	9,086,079
Cost of shares redeemed (44,841,197 and 58,450,432 shares, respectively)	(633,775,155)	(649,382,681)
Net increase in net assets derived from Fund share activities	1,063,031,639	795,946,156
TOTAL INCREASE	1,266,663,163	911,500,797
NET ASSETS AT THE BEGINNING OF THE YEAR	2,051,701,011	1,140,200,214
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
net investment income of $24,847,186 and $21,595,104, respectively)	$3,318,364,174	$2,051,701,011

The accompanying notes to financial statements are an integral part of these statements.

11

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2010	2009		2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$13.27	$13.65		$16.18	$14.79	$13.29
Income from investment operations:
Net investment income	0.17	0.20		0.17	0.17	0.12
Net realized and unrealized
gains (losses) on investments	1.19	(0.47)	*	(2.14)	1.65	1.78
Total from investment operations	1.36	(0.27)		(1.97)	1.82	1.90
Less distributions:
Distributions from net investment income	(0.17)	(0.11)		(0.13)	(0.10)	(0.03)
Distributions from net realized gains	—	—		(0.43)	(0.33)	(0.37)
Total from distributions	(0.17)	(0.11)		(0.56)	(0.43)	(0.40)
Net asset value, end of year	$14.46	$13.27		$13.65	$16.18	$14.79
TOTAL RETURN	10.33%	(1.79%)		(12.58%)	12.52%	14.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	3,318,364	2,051,701		1,140,200	638,875	165,806
Ratio of expenses (after reimbursement)
to average net assets (a)	0.97%	0.97%		1.00%	1.00%	1.00%
Ratio of net investment income to
average net assets (b)	1.18%	1.80%		1.13%	1.06%	0.88%
Portfolio turnover rate	20%	32%		30%	19%	29%

*	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemption of Fund shares.
(a)
Computed after giving effect to adviser's expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2008, 2007 and 2006, the ratios would have been 1.02%, 1.03% and 1.11%, respectively.

(b)	If the Fund had paid all of its expenses for the years ended September 30, 2008, 2007 and 2006, the ratios would have been 1.11%, 1.03% and 0.77%, respectively.

The accompanying notes to financial statements are an integral part of this statement.

12

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2010

(1) Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund (the “Fund”), a series of FMI Funds, Inc. (the “Company”) which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001.  The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.  The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities that are traded over-the-counter are valued at the latest bid price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  As of September 30, 2010, there were no securities that were internally fair valued.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

The Fund applies the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement

The following table summarizes the Fund’s investments as of September 30, 2010, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1 — Common Stocks	$3,176,277,817
Level 2 — Short-Term Commercial Paper	165,800,000
Level 3 —	—
Total	$3,342,077,817

See the Schedule of Investments for investments detailed by industry classifications.

(b)	New Accounting Pronouncements:

In January, 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 will require new disclosures regarding transfers into and out of Levels 1 and 2 (effective for interim and

13

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010

(1) Summary of Significant Accounting Policies — (Continued)

annual periods beginning after December 15, 2009) as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). Management is currently evaluating the effect that this additional requirement will have on the Fund’s financial statements.

(c)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(d)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(e)
The Fund may have investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(f)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(g)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(h)
The Fund may own certain securities that are restricted.  Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).  A restricted security cannot be resold to the general public without prior registration under the 1933 Act or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.

(i)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(j)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2010, open Federal tax years include the tax years ended September 30, 2007 through 2010. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2) Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager.  Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets.  The Fund is responsible for paying its proportionate share of the compensation, benefits and expenses of its Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Fund.

Under the management agreement, FMI will reimburse the Fund for expenses over 1.20% of the daily net assets of the Fund.  In addition to the reimbursement required under the management agreement, FMI will voluntarily reimburse the Fund for expenses over 1.00%.  For the year ended September 30, 2010 there were no contractual or voluntary reimbursements required.

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act.  The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund.  For the year ended September 30, 2010, no such expenses were incurred.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At September 30, 2010, one financial intermediary is the record owner of approximately 19% of the Fund’s shares.

14

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010

(3) Credit Agreement —

U.S. Bank, N.A. has made available to the Fund a $400,000,000 credit facility pursuant to a Credit Agreement (“Agreement”) effective July 14, 2008 for the purposes of having cash available to satisfy redemption requests.  Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan.  Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed.  Advances will be collateralized by securities owned by the Fund.  During the year ended September 30, 2010, the Fund did not borrow against the Agreement.  The Credit Agreement is renewable annually on June 5.

(4) Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On October 29, 2010, the Fund declared a distribution of $24,847,186 from net investment income ($0.1081343 per share). The distribution will be paid on October 29, 2010 to shareholders of record on October 28, 2010.

(5) Investment Transactions —

For the year ended September 30, 2010, purchases and proceeds of sales of investment securities (excluding short-term investments) were $1,511,200,291 and $479,597,180, respectively.

(6) Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2010:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
$3,074,478,866	$391,948,730	$124,349,779	$267,598,951	$24,847,186	$—

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended September 30, 2010 and 2009, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2017 and 2018), as of September 30, 2010, and tax basis post-October losses as of September 30, 2010, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2010				September 30, 2009
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$28,040,866	$—	$65,196,857	$—	$13,823,123	$—

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2010 which is designated as qualifying for the dividends received deduction is 100% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2010 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100% (unaudited).

15

FMI Large Cap Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of FMI Large Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Large Cap Fund (the “Fund,” a series of FMI Funds, Inc.) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 29, 2010

16

FMI Large Cap Fund
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director
Non-Interested Directors
Barry K. Allen, 62	Director	Indefinite Term	Mr. Allen is President of Allen	4	BCE, Inc. (Bell
c/o Fiduciary		Since 2001	Enterprises, LLC, (Boca Grande, FL)		Canada Enterprise),
Management, Inc.			a private equity investments and		Harley-Davidson,
100 E. Wisconsin Ave.			management company, and Senior		Inc., FMI Common
Suite 2200			Advisor for Providence Equity		Stock Fund, Inc. and
Milwaukee, WI 53202			Partners (Providence, RI) since		FMI Mutual
			September, 2007. He was		Funds, Inc.
Executive Vice President of Qwest
Communications International, Inc.
(Denver, CO) from September, 2002 to
June, 2007.

Robert C. Arzbaecher, 50	Director	Indefinite Term	Mr. Arzbaecher is President and	4	Actuant Corporation,
c/o Fiduciary		Since 2007	Chief Executive Officer of Actuant		CF Industries
Management, Inc.			Corporation (Butler, WI), a		Holdings, Inc.,
100 E. Wisconsin Ave.			manufacturer of a broad range of		FMI Common Stock
Suite 2200			industrial products and systems, and		Fund, Inc. and FMI
Milwaukee, WI 53202			the Chairman of the Board of		Mutual Funds, Inc.
Directors of Actuant Corporation.

Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I	4	FMI Common Stock
Gunnlaugsson, 66		Since 2001	Corporation (Milwaukee, WI) in		Fund, Inc. and FMI
c/o Fiduciary			December, 2000.		Mutual Funds, Inc
Management, Inc.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

Paul S. Shain, 47	Director	Indefinite Term	Mr. Shain is President and Chief	4	FMI Common Stock
c/o Fiduciary		Since 2001	Executive Officer of Singlewire		Fund, Inc. and FMI
Management, Inc.			Software, LLC (Madison, WI), a provider		Mutual Funds, Inc.
100 E. Wisconsin Ave.			of IP-based paging and emergency
Suite 2200			notification systems. Prior to joining
Milwaukee, WI 53202			Singlewire in April, 2009, Mr. Shain was
Senior Vice President of CDW
Corporation (Vernon Hills, IL) and Chief
Executive Officer of Berbee Information
Networks, a strategic business unit of
CDW which CDW acquired in 2006.
Mr. Shain was employed in various capacities
by CDW and Berbee Information Networks
from January, 2000 to October, 2008.

17

FMI Large Cap Fund
DIRECTORS AND OFFICERS (Continued)

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director or Officer
Interested Directors
Patrick J. English,* 49	Director	Indefinite Term	Mr. English is Chief Executive	3	FMI Common Stock
c/o Fiduciary		Since 2001	Officer, Chief Investment Officer		Fund, Inc.
Management, Inc.	Vice	One Year Term	and Treasurer of Fiduciary
100 E. Wisconsin Ave.	President	Since 2001	Management, Inc. and has been
Suite 2200			employed by the Adviser in various
Milwaukee, WI 53202			capacities since December, 1986.

Ted D. Kellner,* 64	Director	Indefinite Term	Mr. Kellner is Executive Chairman	3	Marshall & Ilsley
c/o Fiduciary		Since 2001	of Fiduciary Management, Inc.		Corporation
Management, Inc.	President	One Year Term	which he co-founded in 1980.		and FMI Common
100 E. Wisconsin Ave.	and	Since 2001			Stock Fund, Inc.
Suite 2200	Treasurer
Milwaukee, WI 53202

Richard E. Lane*, 54	Director	Indefinite Term	Mr. Lane is President of Broadview	2	None
100 E. Wisconsin Ave.		Since 2001	Advisors, LLC, the sub-adviser to the
Suite 2250			FMI Focus Fund.
Milwaukee, WI 53202

Other Officers
John S. Brandser, 48	Vice	One Year Term	Mr. Brandser is President, Secretary,	N/A	FMI Common
c/o Fiduciary	President	Since 2008	Chief Operating Officer, and Chief		Stock Fund, Inc
Management, Inc.	and	One Year Term	Compliance Officer of Fiduciary		and FMI Mutual
100 E. Wisconsin Ave.	Secretary	Since 2009	Management, Inc. and has been		Funds, Inc.
Suite 2200			employed by the Adviser in various
Milwaukee, WI 53202			capacities since March, 1995.

Kathleen M. Lauters, 58	Chief	At Discretion	Ms. Lauters has been the Fund’s Chief	N/A	None
c/o Fiduciary	Compliance	of Board	Compliance Officer since
Management, Inc.	Officer	Since 2004	September, 2004.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

*
Messrs. English and Kellner are interested directors of the Fund because they are officers of the Fund and the Adviser. Mr. Lane is an interested director of the Fund because he is an officer of the FMI Focus Fund’s sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18

NOTICE OF PRIVACY POLICY

Protecting the privacy of our shareholders is important to us.  This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund.  If you would like to receive individual mailings, please call (800) 811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC
59 Hilton Avenue
Garden City, New York 11530

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert.  Mr. Gunnlaugsson is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$41,339 (FY 2010) and  $42,275 (FY 2009) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Fees

There were no other fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1) None

(e) (2) None

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments in securities of unaffiliated issuers are included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of November 10, 2010, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI  Funds, Inc.
Registrant

By /s/ Ted D. Kellner
    Ted D. Kellner, Principal Executive Officer

Date  November 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI  Funds, Inc.
Registrant

By /s/ Ted D. Kellner
    Ted D. Kellner, Principal Executive Officer

Date  November 12, 2010